                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 10.1

                                     [LOGO]

                                PROMISSORY NOTE


 PRINCIPAL     LOAN DATE       MATURITY     LOAN NO   CALL/COLL    ACCOUNT   OFFICER   INITIALS
 ---------     ---------       --------     -------   ---------    -------   -------   --------
$805,050.00    06-03-2003     12-01-2004     656932     4A/20                  RCB


----------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.




BORROWER: WESTECH CAPITAL CORP.                 LENDER: FIRST UNITED BANK
          (TIN: 13-3577716)                             LUBBOCK SOUTHWEST BRANCH
          2700 VIA FORTUNA, SUITE 400                   6604 FRANKFORD
          AUSTIN, TX 78746                              LUBBOCK, TX 79424

================================================================================

PRINCIPAL AMOUNT: $805,050.00                         DATE OF NOTE: JUNE 3, 2003

PROMISE TO PAY. WESTECH CAPITAL CORP. ("BORROWER") PROMISES TO PAY TO FIRST UNITED BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF EIGHT HUNDRED FIVE THOUSAND FIFTY & 00/100 DOLLARS ($805,050.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM JUNE 3, 2003, UNTIL MATURITY.

PAYMENT. SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY THIS LOAN ON DEMAND. PAYMENT IN FULL IS DUE IMMEDIATELY UPON LENDER'S DEMAND. IF NO DEMAND IS MADE, BORROWER WILL PAY THIS LOAN IN ACCORDANCE WITH THE FOLLOWING PAYMENT SCHEDULE: 16 MONTHLY CONSECUTIVE PRINCIPAL PAYMENTS OF $50,000.00 EACH, BEGINNING JULY 1, 2003, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE BASED ON THE WALL STREET JOURNAL PRIME RATE (CURRENTLY 4.250%), PLUS A MARGIN OF 1.600 PERCENTAGE POINTS, RESULTING IN AN INITIAL INTEREST RATE OF 6.750%; 16 MONTHLY CONSECUTIVE INTEREST PAYMENTS, BEGINNING JULY 1, 2003, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE BASED ON THE WALL STREET JOURNAL PRIME RATE (CURRENTLY 4.250%), PLUS A MARGIN OF 1.500 PERCENTAGE POINTS, RESULTING IN AN INITIAL INTEREST RATE OF 5.760%; AND ONE PRINCIPAL AND INTEREST PAYMENT OF $5,098.20 ON DECEMBER 1, 2004, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE BASED ON THE WALL STREET JOURNAL PRIME RATE (CURRENTLY 4.250%), PLUS A MARGIN OF 1.500 PERCENTAGE POINTS, RESULTING IN AN INITIAL INTEREST RATE OF 5.760%. THIS ESTIMATED FINAL PAYMENT IS BASED ON THE ASSUMPTION THAT ALL PAYMENTS WILL BE MADE EXACTLY AS SCHEDULED AND THAT THE INDEX DOES NOT CHANGE; THE ACTUAL FINAL PAYMENT WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NO YET PAID, TOGETHER WITH ANY OTHER UNPAID AMOUNTS UNDER THIS NOTE. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ACCRUED UNPAID INTEREST, THEN TO PRINCIPAL, AND ANY REMAINING AMOUNT TO ANY UNPAID COLLECTION COSTS. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING, UNLESS SUCH CALCULATION WOULD RESULT IN A USURIOUS RATE, IN WHICH CASE INTEREST SHALL BE CALCULATED ON A PER DIEM BASIS OF A YEAR OF 365 OR 366 DAYS, AS THE CASE MAY BE. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal Prime Rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. The interest rate change will not occur more often than each Day. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 4.250% PER ANNUM. THE INTEREST RATE OR RATES TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE THE RATE OR RATES SET FORTH HEREIN IN THE "PAYMENT" SECTION. NOTWITHSTANDING ANY OTHER PROVISION OF THIS NOTE, AFTER THE FIRST PAYMENT STREAM, THE INTEREST RATE FOR EACH SUBSEQUENT PAYMENT STREAM WILL BE EFFECTIVE AS OF THE LAST PAYMENT DATE OF THE JUST-ENDING PAYMENT STREAM. NOTWITHSTANDING THE FOREGOING, THE VARIABLE INTEREST RATE OR RATES PROVIDED FOR IN THIS NOTE WILL BE SUBJECT TO THE FOLLOWING MINIMUM AND MAXIMUM RATES. NOTICE: Under no circumstances will the interest rate on this Note be less than 5.750% per annum or more than the maximum rate allowed by applicable law. For purposes of this Note, the "maximum rate allowed by applicable law" means the greater of (A) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (B) the "Weekly Ceiling" as referred to in Sections
303.002 and 303.003 of the Texas Finance Code. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Any partial payment shall be in an amount equal to one or more full installments. Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, and in no event will Borrower ever be required to pay any unearned interest. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: First United Bank, Lubbock Southwest Branch, 6604 Frankford, Lubbock, TX 79424.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will bear interest from the date of acceleration or maturity at the variable interest rate on this Note. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

     OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower. The appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

     INSECURITY. Lender in good faith believes itself insecure.

                                  [LETTERHEAD]

                     DISBURSEMENT REQUEST AND AUTHORIZATION


 PRINCIPAL     LOAN DATE       MATURITY     LOAN NO   CALL/COLL    ACCOUNT   OFFICER   INITIALS
 ---------     ---------       --------     -------   ---------    -------   -------   --------
$805,050.00    06-03-2003     10-01-2004     656932     4A/20                  RCB


----------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.



BORROWER: WESTECH CAPITAL CORP.                 LENDER: FIRST UNITED BANK
          (TIN: 13-3577716)                             LUBBOCK SOUTHWEST BRANCH
          2700 VIA FORTUNA, SUITE 400                   6604 FRANKFORD
          AUSTIN, TX 78746                              LUBBOCK, TX 79424

================================================================================

LOAN TYPE. This is a non-precomputed Variable Rate Nondisclosable Balloon Loan to a Corporation for $805,050.00 due on October 1, 2004. The reference rate (Wall Street Journal Prime Rate, with an interest rate floor of 5.750% currently 4.250%) is added to the margin of 1.500%, resulting in an initial rate of 5.750.


PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

     [ ] PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.

     [ ] PERSONAL INVESTMENT.

     [ ] MOTOR VEHICLE PURCHASE FOR OTHER THAN PERSONAL, FAMILY OR HOUSEHOLD
         PURPOSES.

     [X] BUSINESS, AGRICULTURAL AND ALL OTHER.


SPECIFIC PURPOSE. The specific purpose of this loan is: Renew note #656504 ($305M) and payoff note to stockholder ($500,000.00).

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $805,050.00 as follows:

     AMOUNT PAID TO BORROWER DIRECTLY:                           $500,000.00
       $500,000.00 Deposited to Checking Account #60186414

     AMOUNT PAID ON BORROWER'S ACCOUNT:                          $305,000.00
       $305,000.00 Payment on Loan #656504

     TOTAL FINANCED PREPAID FINANCE CHARGES:                     $     50.00
       $50.00 ADMINISTRATIVE FEE
                                                                 -----------
     NOTE PRINCIPAL:                                             $805,050.00


FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 3, 2003.


BORROWER:


WESTECH CAPITAL CORP.


By: /s/ John Gorman
    --------------------------------------
    JOHN GORMAN, CHAIRMAN & CEO OF WESTECH
    CAPITAL CORP.